SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) April 25, 2001



             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)




           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)




  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)





  Registrant's telephone number, including area code (847) 734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.


         On April 25, 2000, Registrant made available the Monthly Servicer and Settlement Certificates for the Due Period ended March 31, 2001, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits:

              See attached Exhibit Index.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




             NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                                  (Registrant)







Date   April 30, 2001                   By: /s/ Ronald D. Markle
       --------------                           -----------------------------
                                                Ronald D. Markle
                                                Vice President and Controller

                                    FORM 8-K



                                  EXHIBIT INDEX


Exhibit
Number    Description



  20.1 Monthly Servicer and Settlement Certificate #68, Series 1995-1 dated April 11, 2001


  20.2 Monthly Servicer and Settlement Certificate #42, Series 1997-1 dated April 11, 2001


  20.3 Monthly Servicer and Settlement Certificate #34, Series 1998-1 dated April 11, 2001


  20.4 Monthly Servicer and Settlement Certificate #9, Series 2000-1 dated April 11, 2001

Exhibit 20.1
Page 1 of 4
                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 68

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1995-1




Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1995-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 25, 2001, the Transfer Date of April 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2001 and the Distribution Period ended April 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.





    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, for the Due Period                               576,760.03

  3.2 The amount of NITC Finance Charges for the Due Period                             4,120,555.44

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period     992,001,709.38

  3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     237,889,097.81

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    301,796,504.23
      during the Due Period

  3.7 The amount of the Servicing Fee for the Due Period                                  853,828.31

  3.8 The average daily Master Trust Seller's Interest during the Due Period          154,979,214.84

  3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)           154,979,214.84

 3.10 The aggregate amount of Collections for the Due Period                          264,047,557.20

 3.11 The aggregate amount of Finance Charge Collections for the Due Period             8,460,283.09

 3.12 The aggregate amount of Principal Collections for the Due Period                255,587,274.11

 3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,024,491,525.64

Exhibit 20.1
Page 2 of 4

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                17,698,176.30

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
      the end of the Due Period                                                        11,324,047.24

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)       Longhorn Intl Trucks Ltd
      ii)      Prairie Intl Trucks
      iii)     Southland Intl Trucks
      iv)      Tx Trk Centers of Houston Ltd
      v)       Southwest Intl Trks Inc.


 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
      as a percentage of the total principal amount outstanding, as of the end of the
      Due Period                                                                               0.82%



  4.0 Series 1995-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                   0.00

 4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
      to the transactions set forth in Article IV of the Supplement)                   31,000,000.00

 4.2b The Available Subordinated Amount as of the Transfer Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)            31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                        2,500,000.00

  4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
      giving effect to the transactions set forth in Article IV of the Supplement)      2,500,000.00

  4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
      Transfer Date (after giving effect to the transactions set forth in Article IV
      of the Supplement)                                                                        0.00

  4.6 The aggregate amount on deposit in the Negative Carry Reserve Fund as of the
      Transfer Date (after giving effect to the transactions set forth in Article
      IV of the Supplement)                                                                     0.00

  4.7 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
      made on the Distribution Date)                                                  200,000,000.00

  4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period                     0.00

  4.9 The amount of Series Allocable Finance Charge Collections for the Due Period      1,961,093.62

Exhibit 20.1
Page 3 of 4

 4.10 The amount of Series Allocable Principal Collections for the Due Period          59,245,130.14

 4.11 The amount of Series Principal Account Losses for the Due Period                          0.00

 4.12 The amount of Investor Dealer Note Losses for the Due Period                              0.00

 4.13 The amount of Investor Finance Charge Collections for the Due Period              1,623,589.41

 4.14 The amount of Investor Principal Collections for the Due Period                  49,049,043.24

 4.15 The amount of Available Certificateholder's Interest Collections for the Due
      Period                                                                            1,685,127.72

 4.16 The amount of Series 1995-1 Shared Principal Collections for the Due Period      49,049,043.24

 4.17 The aggregate amount of the Series 1995-1 Principal Shortfall, if any, for
      the Due Period                                                                            0.00

 4.18 The Seller's Percentage for the Due Period                                              17.21%

 4.19 The Excess Seller's Percentage for the Due Period                                        2.63%

 4.20 The aggregate amount of Seller's Principal Collections for the Due Period        10,196,086.90

 4.21 The amount of Available Seller's Finance Charge Collections for the Due
      Period                                                                              344,760.26

 4.22 The aggregate amount of Available Seller's Principal Collections for the Due
      Period                                                                            8,637,939.97

 4.23 The aggregate amount of Excess Seller's Principal Collections for the Due
      Period                                                                            1,558,146.92

 4.24 The Controlled Amortization Amount, if applicable, for the Due Period                     0.00

 4.25 The Minimum Series 1995-1 Master Trust Seller's Interest as of the
      Distribution Date (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                    41,222,968.75

 4.26 The Series 1995-1 Allocation Percentage for the Due Period                              23.18%

 4.27 The Floating Allocation Percentage for the Due Period                                   82.79%

 4.28 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

 4.29 The total amount to be distributed on the Series 1995-1 Certificates on the
      Distribution Date                                                                 1,055,922.76

 4.30 The total amount, if any, to be distributed on the Series 1995-1 Certificates
      on the Distribution Date allocable to the Invested Amount                                 0.00

 4.31 The total amount, if any, to be distributed on the Series 1995-1 Certificates on the Distribution Date allocable to interest on the Series 1995-1
      Certificates                                                                        892,083.33

 4.32 The Draw Amount as of the Transfer Date                                                   0.00

 4.33 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

 4.34 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date               0.00

 4.35 The amount of the Investor Servicing Fee to be paid on such Distribution Date       163,839.43

 4.36 The aggregate amount of funds on deposit in the Negative Carry Reserve
      Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
      and of the Agreement)                                                                     0.00

Exhibit 20.1
Page 4 of 4

 4.37 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
      of the Agreement)                                                                         0.00

 4.38 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the Supplement and the Agreement)      2,500,000.00

 4.39 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.40 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.41 The amount of Excess Interest Collections for the Due Period                        629,204.96

 4.42 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period                                                   49,049,043.24

 4.43 The amount of Excess Interest Collections for the Due Period allocated to
      other Series                                                                              0.00

 4.44 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period allocated to Other Series                                  0.00

 4.45 The percentages and all other information calculated pursuant to Sections
      6.01 and 7.01 of the Supplement                                                             NA

 4.46 The amount of Remaining Available Seller's Principal Collections for the Due
      Period                                                                                    0.00

 4.47 The amount of Series 1995-1 Shared Seller's Principal Collections for the
      Due Period                                                                       10,196,086.90

 4.48 The aggregate amount of Shared Seller's Principal Collections from Other
      Series for the Due Period                                                                 0.00

 4.49 The amount of all Shared Seller's Principal Collections allocated to Series
      1995-1 for the Due Period                                                                 0.00

 4.50 The aggregate amount of all Shared Seller's Principal Collections allocated
      to Other Series for the Due Period                                                        0.00

 4.51 The aggregate amount of all Early Distributions Amounts paid or deemed paid
      for the Distribution Period                                                               0.00

Exhibit 20.2
Page 1 of 4


                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 42

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1997-1




Under the Series 1997-1 Supplement dated as of August 19, 1997 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1997-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 25, 2001, the Transfer Date of April 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2001 and the Distribution Period ended April 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.





     1 NFC is Servicer under the Agreement.

     2 The undersigned is a Servicing Officer.

     3 Master Trust Information.

   3.1 The amount of the Advance, if any, for the Due Period                                        576,760.03

   3.2 The amount of NITC Finance Charges for the Due Period                                      4,120,555.44

   3.3 The average daily balance of Dealer Notes outstanding during the Due Period              992,001,709.38

   3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

   3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period              237,889,097.81

   3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust             301,796,504.23
       during the Due Period

   3.7 The amount of the Servicing Fee for the Due Period                                           853,828.31

   3.8 The average daily Master Trust Seller's Interest during the Due Period                   154,979,214.84

   3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
       effect to the transactions set forth in Article IV of the Supplement)                    154,979,214.84

  3.10 The aggregate amount of Collections for the Due Period                                   264,047,557.20

  3.11 The aggregate amount of Finance Charge Collections for the Due Period                      8,460,283.09

  3.12 The aggregate amount of Principal Collections for the Due Period                         255,587,274.11

  3.13 The amount of Dealer Note Losses for the Due Period                                                0.00

  3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period              1,024,491,525.64

Exhibit 20.2
Page 2 of 4

  3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
       of the Agreement)                                                                         17,698,176.30

  3.16 Eligible Investments in the Excess Funding Account:

       a.  The aggregate amount of funds invested in Eligible Investments                                 0.00

       b.  Description of each Eligible Investment:                                                       0.00

       c.  The rate of interest applicable to each such Eligible Investment                              0.00%

       d.  The rating of each such Eligible Investment                                                    0.00

  3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
       the end of the Due Period                                                                 11,324,047.24

  3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

       i)       Longhorn Intl Trucks Ltd
       ii)      Prairie Intl Trucks
       iii)     Southland Intl Trucks
       iv)      Tx Trk Centers of Houston Ltd
       v)       Southwest Intl Trks Inc.


  3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
       end of the Due Period                                                                             0.82%



   4.0 Series 1997-1 Information.

   4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
       transactions set forth in Article IV of the Supplement)                                            0.00

  4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
       to the transactions set forth in Article IV of the Supplement)                            31,000,000.00

  4.2b The Available Subordinated Amount as of the Transfer Date (after giving
       effect to the transactions set forth in Article IV of the Supplement)                     31,000,000.00

   4.3 The Projected Spread for the following Distribution Period                                 2,500,000.00

   4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
       giving effect to the transactions set forth in Article IV of the Supplement)               2,500,000.00

   4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
       Transfer Date (after giving effect to the transactions set forth in Article IV
       of the Supplement)                                                                                 0.00

   4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the
       payments made on the Distribution Date)                                                  200,000,000.00

   4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                              0.00

   4.8 The amount of Series Allocable Finance Charge Collections for the Due Period               1,925,560.43

   4.9 The amount of Series Allocable Principal Collections for the Due Period                   58,171,663.59

Exhibit 20.2
Page 3 of 4

  4.10 The amount of Series Principal Account Losses for the Due Period                                   0.00

  4.11 The amount of Investor Dealer Note Losses for the Due Period                                       0.00

  4.12 The amount of Investor Finance Charge Collections for the Due Period                       1,623,632.56

  4.13 The amount of Investor Principal Collections for the Due Period                           49,050,346.74

  4.14 The amount of Available Certificateholder's Interest Collections for the
       Due Period                                                                                 1,684,239.13

  4.15 The amount of Series 1997-1 Shared Principal Collections for the Due Period               49,050,346.74

  4.16 The aggregate amount of the Series 1997-1 Principal Shortfall, if any, for
       the Due Period                                                                                     0.00

  4.17 The Seller's Percentage for the Due Period                                                       15.68%

  4.18 The Excess Seller's Percentage for the Due Period                                                 2.61%

  4.19 The aggregate amount of Seller's Principal Collections for the Due Period                  9,121,316.85

  4.20 The amount of Available Seller's Finance Charge Collections for the Due
       Period                                                                                       309,437.56

  4.21 The aggregate amount of Available Seller's Principal Collections for the
       Due Period                                                                                 7,603,036.43

  4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
       Period                                                                                     1,518,280.42

  4.23 The Controlled Amortization Amount, if applicable, for the Due Period                              0.00

  4.24 The Minimum Series 1997-1 Master Trust Seller's Interest as of the
       Distribution Date (after giving effect to the transactions set forth in
       Article IV of the Supplement)                                                             37,000,000.00

  4.25 The Series 1997-1 Allocation Percentage for the Due Period                                       22.76%

  4.26 The Floating Allocation Percentage for the Due Period                                            84.32%

  4.27 The Principal Allocation Percentage, if applicable, for the Due Period                            0.00%

  4.28 The total amount to be distributed on the Series 1997-1 Certificates on the
       Distribution Date                                                                          1,030,927.12

  4.29 The total amount, if any, to be distributed on the Series 1997-1 Certificates
       on the Distribution Date allocable to the Invested Amount                                          0.00

  4.30 The total amount, if any, to be distributed on the Series 1997-1 Certificates on the Distribution Date allocable to interest on the Series 1997-1
       Certificates                                                                                 867,083.33

  4.31 The Draw Amount as of the Transfer Date                                                            0.00

  4.32 The amount of Investor Charge-Offs as of Transfer Date                                             0.00

  4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date                        0.00

  4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
       Date                                                                                         163,843.79

  4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
       and of the Agreement)                                                                              0.00

  4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
       adjustments made pursuant to Article IV of the Supplement and the Agreement)               2,500,000.00

Exhibit 20.2
Page 4 of 4

  4.37 Eligible Investments in the Series Principal Account:

       a.  The aggregate amount of funds invested in Eligible Investments                                 0.00

       b.  Description of each Eligible Investment:                                                         NA

       c.  The rate of interest applicable to each such Eligible Investment                           _______%

       d.  The rating of each such Eligible Investment                                                      NA

  4.38 Eligible Investments in the Liquidity Reserve Account:

       a.  The aggregate amount of funds invested in Eligible Investments                                 0.00

       b.  Description of each Eligible Investment:                                                         NA

       c.  The rate of interest applicable to each such Eligible Investment                           _______%

       d.  The rating of each such Eligible Investment                                                      NA

  4.39 The amount of Excess Interest Collections for the Due Period                                 653,312.01

  4.40 The amount of Investor Principal Collections treated as Shared Principal
       Collections for the Due Period                                                            49,050,346.74

  4.41 The amount of Excess Interest Collections for the Due Period allocated to
       other Series                                                                                       0.00

  4.42 The amount of Investor Principal Collections treated as Shared Principal
       Collections for the Due Period allocated to Other Series                                           0.00

  4.43 The percentages and all other information calculated pursuant to Section
       6.01 of the Supplement                                                                               NA

  4.44 The amount of Remaining Available Seller's Principal Collections for the
       Due Period                                                                                         0.00

  4.45 The amount of Series 1997-1 Shared Seller's Principal Collections for the
       Due Period                                                                                 9,121,316.85

  4.46 The aggregate amount of Shared Seller's Principal Collections from Other
       Series for the Due Period                                                                          0.00

  4.47 The amount of all Shared Seller's Principal Collections allocated to Series
       1997-1 for the Due Period                                                                          0.00

  4.48 The aggregate amount of all Shared Seller's Principal Collections allocated
       to Other Series for the Due Period                                                                 0.00

  4.49 The aggregate amount of all Early Distributions Amounts paid or deemed paid
       for the Distribution Period                                                                          NA

Exhibit 20.3
Page 1 of 4


                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 34

                            DEALER NOTE MASTER TRUST



                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1998-1




Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 1998-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 25, 2001, the Transfer Date of April 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2001 and the Distribution Period ended April 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.





    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, for the Due Period                                    576,760.03

  3.2 The amount of NITC Finance Charges for the Due Period                                  4,120,555.44

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period          992,001,709.38

  3.4 The total amount of Advance Reimbursements for the Due Period                                  0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period          237,889,097.81

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
      during the Due Period                                                                301,796,504.23

  3.7 The amount of the Servicing Fee for the Due Period                                       853,828.31

  3.8 The average daily Master Trust Seller's Interest during the Due Period               154,979,214.84

  3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)                154,979,214.84

 3.10 The aggregate amount of Collections for the Due Period                               264,047,557.20

 3.11 The aggregate amount of Finance Charge Collections for the Due Period                  8,460,283.09

 3.12 The aggregate amount of Principal Collections for the Due Period                     255,587,274.11

 3.13 The amount of Dealer Note Losses for the Due Period                                            0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          1,024,491,525.64

Exhibit 20.3
Page 2 of 4

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                     17,698,176.30

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                             0.00

      b.  Description of each Eligible Investment:                                                   0.00

      c.  The rate of interest applicable to each such Eligible Investment                          0.00%

      d.  The rating of each such Eligible Investment                                                0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
      the end of the Due Period                                                             11,324,047.24

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)       Longhorn Intl Trucks Ltd
      ii)      Prairie Intl Trucks
      iii)     Southland Intl Trucks
      iv)      Tx Trk Centers of Houston Ltd
      v)       Southwest Intl Trks Inc.


 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
      end of the Due Period                                                                        0.82%




  4.0 Series 1998-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                       0.00

 4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
      to the transactions set forth in Article IV of the Supplement)                       31,000,000.00

 4.2b The Available Subordinated Amount as of the Transfer Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)                31,000,000.00

  4.3 The Projected Spread for the following Distribution Period                             2,500,000.00

  4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
      giving effect to the transactions set forth in Article IV of the Supplement)           2,500,000.00

  4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
      Transfer Date (after giving effect to the transactions set forth in Article IV
      of the Supplement)                                                                             0.00

  4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
      made on the Distribution Date)                                                       200,000,000.00

  4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                          0.00

  4.8 The amount of Series Allocable Finance Charge Collections for the Due Period           1,925,560.43

  4.9 The amount of Series Allocable Principal Collections for the Due Period               58,171,663.59

Exhibit 20.3
Page 3 of 4

 4.10 The amount of Series Principal Account Losses for the Due Period                               0.00

 4.11 The amount of Investor Dealer Note Losses for the Due Period                                   0.00

 4.12 The amount of Investor Finance Charge Collections for the Due Period                   1,623,632.56

 4.13 The amount of Investor Principal Collections for the Due Period                       49,050,346.74

 4.14 The amount of Available Certificateholder's Interest Collections for the Due
      Period                                                                                 1,684,239.13

 4.15 The amount of Series 1998-1 Shared Principal Collections for the Due Period           49,050,346.74

 4.16 The aggregate amount of the Series 1998-1 Principal Shortfall, if any, for
      the Due Period                                                                                 0.00

 4.17 The Seller's Percentage for the Due Period                                                   15.68%

 4.18 The Excess Seller's Percentage for the Due Period                                             2.61%

 4.19 The aggregate amount of Seller's Principal Collections for the Due Period              9,121,316.85

 4.20 The amount of Available Seller's Finance Charge Collections for the Due
      Period                                                                                   309,437.56

 4.21 The aggregate amount of Available Seller's Principal Collections for the Due
      Period                                                                                 7,603,036.43

 4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
      Period                                                                                 1,518,280.42

 4.23 The Controlled Amortization Amount, if applicable, for the Due Period                          0.00

 4.24 The Minimum Series 1998-1 Master Trust Seller's Interest as of the
      Distribution Date (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                         37,000,000.00

 4.25 The Series 1998-1 Allocation Percentage for the Due Period                                   22.76%

 4.26 The Floating Allocation Percentage for the Due Period                                        84.32%

 4.27 The Principal Allocation Percentage, if applicable, for the Due Period                        0.00%

 4.28 The total amount to be distributed on the Series 1998-1 Certificates on the
      Distribution Date                                                                      1,032,593.79

 4.29 The total amount, if any, to be distributed on the Series 1998-1 Certificates
      on the Distribution Date allocable to the Invested Amount                                      0.00

 4.30 The total amount, if any, to be distributed on the Series 1998-1 Certificates on the Distribution Date allocable to interest on the Series 1998-1
      Certificates                                                                             868,750.00

 4.31 The Draw Amount as of the Transfer Date                                                        0.00

 4.32 The amount of Investor Charge-Offs as of Transfer Date                                         0.00

 4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date                    0.00

 4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date            163,843.79

 4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
      of the Agreement)                                                                              0.00

 4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the Supplement and the Agreement)           2,500,000.00

Exhibit 20.3
Page 4 of 4

 4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                             0.00

      b.  Description of each Eligible Investment:                                                     NA

      c.  The rate of interest applicable to each such Eligible Investment                       _______%

      d.  The rating of each such Eligible Investment                                                  NA

 4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                             0.00

      b.  Description of each Eligible Investment:                                                     NA

      c.  The rate of interest applicable to each such Eligible Investment                       _______%

      d.  The rating of each such Eligible Investment                                                  NA

 4.39 The amount of Excess Interest Collections for the Due Period                             651,645.34

 4.40 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period                                                        49,050,346.74

 4.41 The amount of Excess Interest Collections for the Due Period allocated to
      other Series                                                                                   0.00

 4.42 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period allocated to Other Series                                       0.00

 4.43 The percentages and all other information calculated pursuant to Section
      6.01 of the Supplement                                                                           NA

 4.44 The amount of Remaining Available Seller's Principal Collections for the Due
      Period                                                                                         0.00

 4.45 The amount of Series 1998-1 Shared Seller's Principal Collections for the
      Due Period                                                                             9,121,316.85

 4.46 The aggregate amount of Shared Seller's Principal Collections from Other
      Series for the Due Period                                                                      0.00

 4.47 The amount of all Shared Seller's Principal Collections allocated to Series
      1998-1 for the Due Period                                                                      0.00

 4.48 The aggregate amount of all Shared Seller's Principal Collections allocated
      to Other Series for the Due Period                                                             0.00

 4.49 The aggregate amount of all Early Distributions Amounts paid or deemed paid
      for the Distribution Period                                                                    0.00

Exhibit 20.4
Page 1 of 4

                 MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 9

                            DEALER NOTE MASTER TRUST



                                   DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 2000-1



Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation, ("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to Series 2000-1 Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 25, 2001, the Transfer Date of April 24, 2001 and with respect to the performance of the Master Trust during the Due Period ended on March 31, 2001 and the Distribution Period ended April 25, 2001 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.





    1 NFC is Servicer under the Agreement.

    2 The undersigned is a Servicing Officer.

    3 Master Trust Information.

  3.1 The amount of the Advance, if any, for the Due Period                               576,760.03

  3.2 The amount of NITC Finance Charges for the Due Period                             4,120,555.44

  3.3 The average daily balance of Dealer Notes outstanding during the Due Period     992,001,709.38

  3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

  3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     237,889,097.81

  3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust
      during the Due Period                                                           301,796,504.23

  3.7 The amount of the Servicing Fee for the Due Period                                  853,828.31

  3.8 The average daily Master Trust Seller's Interest during the Due Period          154,979,214.84

  3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)           154,979,214.84

 3.10 The aggregate amount of Collections for the Due Period                          264,047,557.20

 3.11 The aggregate amount of Finance Charge Collections for the Due Period             8,460,283.09

 3.12 The aggregate amount of Principal Collections for the Due Period                255,587,274.11

 3.13 The amount of Dealer Note Losses for the Due Period                                       0.00

 3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,024,491,525.64

Exhibit 20.4
Page 2 of 4

 3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
      of the Agreement)                                                                17,698,176.30

 3.16 Eligible Investments in the Excess Funding Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                              0.00

      c.  The rate of interest applicable to each such Eligible Investment                     0.00%

      d.  The rating of each such Eligible Investment                                           0.00

 3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as of
      the end of the Due Period                                                        11,324,047.24

 3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

      i)      Longhorn Intl Trucks Ltd
      ii)     Prairie Intl Trucks
      iii)    Southland Intl Trucks
      iv)     Tx Trk Centers of Houston Ltd
      v)      Southwest Intl Trks Inc.


 3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the
      end of the Due Period                                                                   0.82%




  4.0 Series 2000-1 Information.

  4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
      transactions set forth in Article IV of the Supplement)                                 0.00

 4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving effect
      to the transactions set forth in Article IV of the Supplement)                 19,080,000.00

 4.2b The Available Subordinated Amount as of the Transfer Date (after giving
      effect to the transactions set forth in Article IV of the Supplement)          19,080,000.00

  4.3 The Projected Spread for the following Distribution Period                      2,650,000.00

  4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
      giving effect to the transactions set forth in Article IV of the Supplement)    2,650,000.00

  4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
      Transfer Date (after giving effect to the transactions set forth in Article
      IV of the Supplement)                                                                   0.00

  4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
      made on the Distribution Date)                                                212,000,000.00

  4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period                   0.00

  4.8 The amount of Series Allocable Finance Charge Collections for the Due Period    1,926,406.46

  4.9 The amount of Series Allocable Principal Collections for the Due Period        58,197,222.31

Exhibit 20.4
Page 3 of 4

 4.10 The amount of Series Principal Account Losses for the Due Period                        0.00

 4.11 The amount of Investor Dealer Note Losses for the Due Period                            0.00

 4.12 The amount of Investor Finance Charge Collections for the Due Period            1,721,051.53

 4.13 The amount of Investor Principal Collections for the Due Period                51,993,398.42

 4.14 The amount of Available Certificateholder's Interest Collections for the Due
      Period                                                                          1,782,272.45

 4.15 The amount of Series 2000-1 Shared Principal Collections for the Due Period    51,993,398.42

 4.16 The aggregate amount of the Series 2000-1 Principal Shortfall, if any, for
      the Due Period                                                                          0.00

 4.17 The Seller's Percentage for the Due Period                                              10.66%

 4.18 The Excess Seller's Percentage for the Due Period                                        2.62%

 4.19 The aggregate amount of Seller's Principal Collections for the Due Period        6,203,823.90

 4.20 The amount of Available Seller's Finance Charge Collections for the Due
      Period                                                                             212,675.27

 4.21 The aggregate amount of Available Seller's Principal Collections for the Due
      Period                                                                           4,679,056.67

 4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
      Period                                                                           1,524,767.22

 4.23 The Controlled Amortization Amount, if applicable, for the Due Period                    0.00

 4.24 The Minimum Series 2000-1 Master Trust Seller's Interest as of the
      Distribution Date (after giving effect to the transactions set forth in
      Article IV of the Supplement)                                                   25,440,000.00

 4.25 The Series 2000-1 Allocation Percentage for the Due Period                              22.77%

 4.26 The Floating Allocation Percentage for the Due Period                                   89.34%

 4.27 The Principal Allocation Percentage, if applicable, for the Due Period                   0.00%

 4.28 The total amount to be distributed on the Series 2000-1 Certificates on the
      Distribution Date                                                                1,113,449.52

 4.29 The total amount, if any, to be distributed on the Series 2000-1 Certificates
      on the Distribution Date allocable to the Invested Amount                                0.00

 4.30 The total amount, if any, to be distributed on the Series 2000-1 Certificates on the Distribution Date allocable to interest on the Series 2000-1
      Certificates                                                                        939,775.00

 4.31 The Draw Amount as of the Transfer Date                                                   0.00

 4.32 The amount of Investor Charge-Offs as of Transfer Date                                    0.00

 4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer Date               0.00

 4.34 The amount of the Investor Servicing Fee to be paid on such Distribution Date       173,674.52

 4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
      of the Agreement)                                                                         0.00

 4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and
      adjustments made pursuant to Article IV of the Supplement and the Agreement)      2,650,000.00

Exhibit 20.4
Page 4 of 4

 4.37 Eligible Investments in the Series Principal Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                  _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.38 Eligible Investments in the Liquidity Reserve Account:

      a.  The aggregate amount of funds invested in Eligible Investments                        0.00

      b.  Description of each Eligible Investment:                                                NA

      c.  The rate of interest applicable to each such Eligible Investment                   _______%

      d.  The rating of each such Eligible Investment                                             NA

 4.39 The amount of Excess Interest Collections for the Due Period                        668,822.93

 4.40 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period                                                   51,993,398.42

 4.41 The amount of Excess Interest Collections for the Due Period allocated to
      other Series                                                                              0.00

 4.42 The amount of Investor Principal Collections treated as Shared Principal
      Collections for the Due Period allocated to Other Series                                  0.00

 4.43 The percentages and all other information calculated pursuant to Section
      6.01 of the Supplement                                                                      NA

 4.44 The amount of Remaining Available Seller's Principal Collections for the Due
      Period                                                                                    0.00

 4.45 The amount of Series 2000-1 Shared Seller's Principal Collections for the
      Due Period                                                                        6,203,823.90

 4.46 The aggregate amount of Shared Seller's Principal Collections from Other
      Series for the Due Period                                                                 0.00

 4.47 The amount of all Shared Seller's Principal Collections allocated to Series
      2000-1 for the Due Period                                                                 0.00

 4.48 The aggregate amount of all Shared Seller's Principal Collections allocated
      to Other Series for the Due Period                                                        0.00